AMIDEX™ Funds, Inc.

Supplement dated October 3, 2013

To the September 30, 2013

Prospectus of

 AMIDEX35™ ISRAEL MUTUAL FUND

The purpose of this supplement is to provide you with changes to the Performance Information of the current AMIDEX35™ ISRAEL MUTUAL FUND Prospectus class No-Load:

You should retain this Supplement for future reference.  Copies of the Prospectuses as supplemented, and Statement of Additional Information, may be obtained free of charge by calling us at 1.888.876.3566 or by visiting www.amidex.com.

Performance Information

The bar chart and table show how the Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below compares the Fund’s performance over time to that of the MSCI World Index, a widely recognized, unmanaged index. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.